(Front of Stuffer)
[GRAPHIC:  PICTURE OF A CLOCK]

TIME to Protect
               PROFITS?

(Back of Stuffer)
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When you're ready to take partial profits and need a safe haven,  make sure your assets keep growing. The U.S. GOVERNMENT SECURITIES SAVINGS FUND provides a consistently higher yield. The fund invests 100% in U.S. government securities for added safety. And the Fund has earned Lipper's #1 RANKING for the highest yield FOR FIVE YEARS among all government money market funds.
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                                                            CALL 1-800-557-2297,
                                                                       ext.  186
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The U.S.  Government  Securities Savings Fund was ranked #1 out of 78 government money market funds by Lipper Analytical Services for the five year period ending 12/31/96. The fund was ranked #5 out of 115 and 114 for the one-year period ending 12/31/96 and 2/28/97, respectively. Like all other mutual funds, Fund shares are not backed by the U.S. Government or its agencies; however, the securities it invests in are. The Fund is managed to maintain a stable $1 per share value; however, there is no assurance it will be able to do so. For a free prospectus containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing. Past
performance is no guarantee of future results.                            STU159